                                                                    EXHIBIT 10.8


                          STANDARD INSURANCE COMPANY

                AMENDED AND RESTATED DEFERRED COMPENSATION PLAN
                      FOR SENIOR OFFICER MANAGEMENT GROUP


     It has been the preexisting policy and practice of Standard Insurance Company to adopt deferred compensation plans for selected key employees. The Deferred Compensation Plan stated herein is intended to continue such practice for the class herein defined.

                            ARTICLE 1. Definitions
                            ----------------------

     1.1  "Board" shall mean the Board of Directors of Standard.

     1.2 "Deferred Compensation Agreements" shall mean those individual agreements to defer compensation entered into between members of the Senior officer Management Group and Standard.

     1.3 "Minimal Annual Salary" shall mean all amounts which (a) will be earned in calendar years next succeeding the calendar year during which the Deferred Compensation Agreement is executed, and (b) would constitute "Compensation" under the Standard Insurance Company Employees and Agents Deferred Compensation Plan Restatement Plan (1994) ("the 401(k) Plan") without giving effect to any limitation imposed by Internal Revenue Code Section 401(a)(17) computed as if any amounts which would be currently paid but for elective deferrals pursuant to this Plan or the Supplemental Deferred Compensation Plan for Senior Office Management Group ("the Supplemental Plan") were currently paid and not deferred.


Page 1 -  Amended and Restated Deferred Compensation Plan

     1.4 "Participant" shall mean a member of the Senior Officer Management Group who has entered into a Deferred Compensation Agreement with Standard and who therefore is entitled to benefits under the Plan in accordance with its terms.

     1.5 "Plan" means this Deferred Compensation Plan for the Senior Officer Management Group as it may be from time to time amended.

     1.6 "Normal Retirement Date" shall mean the earlier of the last day of the month in which the Participant becomes age 65, or the last day of the month in which Participant has reached Early Retirement Date.

     1.7 "Early Retirement Date" is the date as of which Participant is not less than fifty-five (55) years of age and the total of Participant's age plus his years of service with Standard equal at least eighty (80). For purposes of this provision, a year of service shall mean a calendar year in which Participant was employed by Standard for not less than six (6) months. The period of time a Participant is employed by Standard shall include the time that a Participant is on total and permanent disability status.

     1.8 "Senior Officer Management Group" shall mean the President and Chief Executive Officer; Senior Vice President - Individual Insurance; Senior Vice President - Group Insurance; Senior Vice President Investments; Vice President - Information Systems; Vice President and Controller; Corporate Secretary; Vice President - Group Insurance Sales; and Vice President -


Page 2 - Amended and Restated Deferred Compensation Plan

Individual Insurance Sales. These officers constitute a select group of highly compensated individuals.

     1.9 "Standard" shall mean Standard Insurance Company, a life insurance company organized and existing under the laws of the state of Oregon.

     1.10 "Total Deferred Compensation" shall mean the amounts deferred pursuant to Paragraphs 2.2 and 2.3, plus matching credits pursuant to Paragraph 2.4, plus interest accrued thereon prior to January 1, 1995, plus amounts credited and less amounts debited by reason of Net Adjustments pursuant to Paragraph 3.4 determined as of the end of the calendar quarter immediately preceding the time of payment of the first installment or lump sum as specified herein.

                 ARTICLE II. Eligibility and Amounts Deferred
                 --------------------------------------------

     2.1  Eligibility. Each member of the Senior Officer Management Group may
          -----------
become a Participant in this Plan by entering into a Deferred Compensation Agreement with Standard. Such individual Deferred Compensation Agreements are by this reference incorporated herein and together with this document constitute the written Plan.

     2.2  Mandatory Amount Deferred. Each Participant shall be entitled to a
          -------------------------
Minimal Annual Salary as set forth in Paragraph 2 of the Participant's Deferred Compensation Agreement. In addition to the Minimal Annual Salary, each Participant may be entitled to an annual deferral of compensation in an amount as


Page 3 - Amended and Restated Deferred Compensation Plan set forth in Paragraph 3 of the Participant's Deferred Compensation Agreement. This deferral is hereinafter referred to as the Mandatory Amount.

     2.3  Elective Amounts Deferred. Each Participant shall be entitled to defer
          -------------------------
from Minimal Annual Salary amounts in addition to the Mandatory Amount provided for in Paragraph 2.2 of this Plan. This deferral is hereinafter referred to as the Elective Amount. The Participant shall agree to defer only compensation which will be earned in calendar years next succeeding the year during which the Deferred Compensation Agreement is executed. In no case shall the deferral of such Elective Amounts commence before January 1, 1977. Deferral shall be on an annual basis. For deferrals after December 31, 1994, the Participant shall give written notice to Standard each year of his election to defer and the percentage of (a) fixed annual salary, (b) bonuses, and (c) other compensation to be deferred. Such notice must be given not later than December 31 of the year preceding the year in which any of the compensation to be deferred is earned. A different percentage, or no deferral, may be elected with respect to each type of compensation. Failure to give such notice shall constitute forfeiture of the right to defer amounts pursuant to this paragraph until January 1 of the succeeding year. For deferrals before January 1, 1995, any election to defer hereunder shall continue on an annual basis until a timely written notice is given to Standard, at which time the election shall expire as


Page 4 - Amended and Restated Deferred Compensation Plan to amounts earned after the expiration of the calendar year in which such notice is received by Standard.

     2.4  Matching Credit. Standard shall credit to the Memorandum Account of
          ---------------
each Participant an amount equal to four and one-half percent (4.5%) of the elective amounts deferred as provided in Paragraph 3.1. The matching credit shall be deemed to be part of the Elective Amount.

             ARTICLE III. Memorandum Accounts and Net Adjustments
             -----------------------------------------------------

     3.1  Separate Memorandum Accounts. Standard shall maintain in its records a
          ----------------------------
separate Memorandum Account of the compensation deferred for each Participant. A credit to this Memorandum Account shall be made each month in an amount not less than (a) the percentage provided in Paragraph 3 of the Participant's Deferred Compensation Agreement (Mandatory Amounts Deferred) times the amount of the Participant's fixed annual salary which would be paid to Participant in such month but for elective deferrals under this Plan and the Supplemental Plan, plus
(b) the percentages provided pursuant to Paragraph 2.3 (Elective Amounts Deferred) of this Plan times the amount of the respective type of Compensation subject to the deferral election under Paragraph 2.3 which would be paid to Participant in such month but for elective deferrals under this Plan and the Supplemental Plan, plus (c) an amount equal to 4.5% the amount described in (b) (Matching Credit). Standard may at its option for the purpose of


Page 5 - Amended and Restated Deferred Compensation Plan convenience maintain separate Memorandum Accounts for the mandatory and elective amounts deferred hereunder.

     3.2  Creation of Subaccounts Within Separate Memorandum Account. The
          ----------------------------------------------------------
separate Memorandum Account shall consist of two subaccounts, a self-directed subaccount and a nonself-directed subaccount. The Mandatory Amount shall be allocated only to the nonself-directed subaccount. Any other amounts in the separate Memorandum Account shall be allocated to the nonself-directed subaccount unless Participant affirmatively designates amounts to be allocated to Participant's self-directed subaccount. The amounts allocated to Participant's self-directed subaccount shall be subject to a Net Adjustment determined as set forth in Paragraph 3.4(b), as if the amounts credited were invested in investments selected by Participant from the investment options available to participants in the 401(k) Plan ("Participant Directed Investments"). The amounts allocated to Participant's nonself-directed subaccount shall be subject to a Net Adjustment determined as set forth in Paragraph 3.4(a)

     3.3  Self-Directed Subaccounts.
          -------------------------

          (a)  Designation of Amount to Be Allocated to Subaccount. Participant
               ---------------------------------------------------
may designate on his annual deferral election whether all or any portion of the amounts deferred under such election are to be credited to his self-directed subaccount.

          (b)  Limitations on Amount Allocated to Self-Directed Subaccount.
               -----------------------------------------------------------
Prior to April 1, 1995, Participant may direct in writing that up to the greater of $5,000 or fifty percent (50%)


Page 6 - Amended and Restated Deferred Compensation Plan of the Elective Amounts and the interest accrued thereon credited in his separate Memorandum Account be allocated to Participant's self-directed subaccount. Not more frequently than once in each calendar year quarter commencing after April 1, 1995, a Participant may direct in writing that not more than the greater of $5,000 or five percent (5%) of the amounts allocated to his nonself-directed subaccount from the portion of the Memorandum Account consisting of the Elective Amounts adjusted for interest accrued and Net Adjustments ("the Adjusted Elective Amount of the Memorandum Account") are to be allocated to his self-directed subaccount.

          (c) Exception to the Limitation on Amount Allocated to Self-Directed
              ----------------------------------------------------------------
Subaccount. In the case of a Participant who designates in writing prior to
----------
April 1, 1995 to have the entire Adjusted Elective Amount of the Memorandum Account be allocated to his self-directed subaccount, such amount shall be transferred to Participant's self-directed subaccount over a five-year period in quarterly increments. The amount of each quarterly increment shall be determined by multiplying the Adjusted Elective Amount of the Memorandum Account by a fraction, the numerator of which is one and the denominator of which is the number of quarterly incremental payments remaining to be made within the five-year period.

     3.4  Determination of Net Adjustments. The amount in the Memorandum Account
          --------------------------------
of each Participant shall be subject to a Net Adjustment determined as follows:


Page 7 - Amended and Restated Deferred Compensation Plan

          (a) As to amounts allocated to Participant's nonself-directed subaccount, commencing January 1, 1995, Standard shall apply a Net Adjustment equal to the Net Adjustment which would be applied under the 401(k) Plan, if such amounts were held under the 401(k) Plan and not in a participant directed account under such Plan, at such times and in such manner as such Net Adjustment is determined pursuant to the 401(k) Plan.

          (b) As to amounts allocated to Participant's self-directed subaccount, Standard shall apply a Net Adjustment equivalent to the Net Adjustment which would be applied to participant directed accounts under the 401(k) Plan, determined as if the amount in the self-directed subaccount were invested in the Participant Directed Investments, at such times and in such manner as such Net Adjustment is determined pursuant to the 401(k) Plan.

     Unless otherwise designated, Net Adjustment in this Agreement shall refer to the aggregate Net Adjustment to both the Participant's self-directed subaccount and Participant's nonself-directed subaccount.

          (c) Effective Date of Allocations and Investments Selection. For
              -------------------------------------------------------
purposes of determining the Net Adjustment, any designation made by Participant to allocate or re-allocate amounts between the subaccounts or any selection of Participant Directed Investments in the self-directed subaccount shall be effective for purposes of this Plan only prospectively as of the first day of the calendar quarter beginning not sooner than


Page 8 - Amended and Restated Deferred Compensation Plan fifteen (15) days following receipt by Standard of a written directive from Participant.

     3.5  Allocation of Net Adjustments. Net Adjustments shall continue to be
          -----------------------------
applied to the separate Memorandum Account between the time a Participant ceases for any reason to be employed by Standard and the time of payment of the first installment (or the lump sum) as specified herein, provided that in the event of termination by Standard or voluntary departure, Net Adjustments shall be computed and applied only upon the portion of the Total Deferred Compensation payable to Participant pursuant to applicable provisions of Paragraph 4.1. From the time of payment of the first installment until payment of the final installment or lump sum, the remaining balance of the Total Deferred Compensation, or the portion thereof payable to Participant, if less, shall continue to be subject to Net Adjustments determined as set forth in Paragraph 3.4.

     3.6  No Special Fund. The aggregate of the amounts deferred together with
          ---------------
Net Adjustments shall not be set aside in a special fund for the Participants but rather, a bookkeeping account called a Memorandum Account shall be used by Standard for this purpose.

                  ARTICLE IV. Future Payments and Forfeitures
                  -------------------------------------------

     4.1  Amounts Payable. Subject to Paragraph 4.5, the aforesaid deferred
          ---------------
compensation shall be payable to Participant only as follows:


Page 9 - Amended and Restated Deferred Compensation Plan

          (a) Normal Retirement. When Participant has retired from Standard's
              -----------------
full-time employ on or after Participant's Normal Retirement Date, the Participant shall be paid his Total Deferred Compensation, adjusted for Net Adjustments in the manner provided under Paragraph 4.2.

          (b) Total and Permanent Disability. In the event that a Participant
              ------------------------------
shall become totally and permanently disabled so that the Participant cannot perform the functions of the Participant's employment with Standard, then upon such Participant's Normal Retirement Date the Participant shall be paid the Total Deferred Compensation, adjusted for Net Adjustments in the manner provided under Paragraph 4.2.

          (c) Termination by Standard. In the event that Standard terminates a
              -----------------------
Participant before the Normal Retirement Date, the portion of the Total Deferred Compensation accrued to the date of termination to be paid to the Participant shall be:

              (i) If the termination occurs in the first four years from the date of the Deferred Compensation Agreement, 50 percent of the amounts deferred pursuant to Paragraph 2.2 (Mandatory Amounts Deferred) plus 100 percent of the amounts deferred pursuant to Paragraph 2.3 (Elective Amounts Deferred) and 100 percent of the amounts credited pursuant to Paragraph 2.4 (Matching Amounts), adjusted for Net Adjustments, or

              (ii) If the termination occurs in the fifth through eighth year of the Deferred Compensation Agreement, 75 percent of the amounts deferred pursuant to Paragraph 2.2


Page 10 - Amended and Restated Deferred Compensation Plan

(Mandatory Amounts Deferred) plus 100 percent of the amounts deferred pursuant to Paragraph 2.3 (Elective Amounts Deferred) and 100 percent of amounts credited pursuant to Paragraph 2.4 (Matching Amounts), adjusted for Net Adjustments, or

              (iii) 100 percent of the Total Deferred Compensation, adjusted for Net Adjustments, if the termination occurs after the eighth year of the Deferred Compensation Agreement.

     All payments made in the event of Participant's termination by Standard shall be payable in the manner provided under Paragraph 4.2.

          (d) Death.
              -----

              (i) In the event of Participant's death before the Total Deferred Compensation, or the portion thereof, payable to Participant pursuant to the applicable provisions of Paragraph 4.1, adjusted for Net Adjustments, shall have been paid to the Participant in full, payment of amounts remaining unpaid shall be made to the Participant's spouse in the manner in which such amounts would have been paid to Participant pursuant to Paragraph 4.2, except that the complete or partial lump sum payment shall be made or the installment payments shall commence, as the case may be, in the month following the date of death of Participant.

              (ii) If Participant's spouse should predecease Participant or die after the Participant's death but before the amounts payable to Participant have been paid in full, or if the


Page 11 - Amended and Restated Deferred Compensation Plan

Participant has no spouse, the unpaid amount shall be paid in a lump sum to such person who has been previously designated by Participant in a writing accepted and approved in writing by Standard, or, if none, to the estate of Participant's spouse or, if Participant had no spouse, to the estate of Participant. Such payment shall be made within sixty (60) days of the date of death of the last to die of the Participant or the Participant's spouse.

          (e)  Participant's Voluntary Departure. Any Participant who
               ---------------------------------
voluntarily leaves Standard prior to the Normal Retirement Date, except as a result of total and permanent disability, forfeits all rights to any compensation deferred pursuant to Paragraph 2.2 (Mandatory Amounts Deferred). After voluntary departure, amounts of compensation deferred pursuant to Paragraph 2.3 (Elective Amounts Deferred) and amounts credited pursuant to Paragraph 2.4 (Matching Amounts), adjusted for Net Adjustments, shall be payable in the manner provided under Paragraph 4.2.

     4.2  Payments. The manner of payment of the amount of Total Deferred
          --------
Compensation (as defined in Paragraph 1.9) payable to Participant pursuant to the applicable provisions of Paragraph 4.1 shall be as specified in the election made by the Participant pursuant to Paragraph 4.3 or, if no manner of payment has been specified, as provided in 4.3(a).

     4.3  Election. Participant may elect a lump sum payment or installment
          --------
payments as the manner in which the amount of


Page 12 - Amended and Restated Deferred Compensation Plan compensation deferred pursuant to the applicable provisions of Paragraph 2.2 and Paragraph 2.3, together with the matching credits and adjusted for Net Adjustments, shall be paid to Participant. Such election shall be specified in writing on the annual notice of election to make a voluntary deferral submitted pursuant to Paragraph 2.3 and shall apply to the amounts deferred and matching credits for the year to which the election applies as well as the Net Adjustments. Such election shall be irrevocable.

          (a) In the event Participant makes no election of manner of payment pursuant to Paragraph 4.3 with respect to any amounts deferred, payment of such amounts, together with matching credits applicable thereto, adjusted for Net Adjustments, shall be made pursuant to the installment method. Under the installment method, the amount of the Total Deferred Compensation Participant shall be paid in level monthly installments equal to 1 percent of such amount. These payments shall commence in the first month after the Participant shall have reached Normal Retirement Date and is no longer in Standard's full time employ and shall continue until the amount of Total Deferred Compensation adjusted for Net Adjustments shall have been paid out.

     Within thirty (30) days after the end of each calendar year ending after the payment of the first installment, the amounts credited less amounts debited to the Participant's Memorandum Account by reason of Net Adjustments for such calendar year or,


Page 13 - Amended and Restated Deferred Compensation Plan for the first year in which installment payments commence, the portion thereof after the first installment, shall be determined. In the event that the amount so calculated exceeds the amount which would have been realized from the application of a 10% simple interest rate (a) on Participant's unpaid balance in his separate Memorandum Account as of the first day of such calendar year (excluding from such balance any Excess Return credited in the preceding year), or (b) for the first year in which installment payments commence, on the Total Deferred Compensation, the amount of such excess shall be Excess Return. The Excess Return shall be paid within the first thirty (30) days of the calendar year following the calendar year in which the Excess Return was credited. Payment of the Excess Return shall be in addition to the level monthly payments described above.

          (b) In the event Participant has elected a lump sum distribution with respect to all of the amounts deferred, the Total Deferred Compensation shall be paid no sooner than thirty (30) nor later than sixty (60) days following the first date that Participant has reached Normal Retirement Date and is no longer in Standard's full time employ.

          (c) In the event the Participant has elected a lump sum payment for some, but not all, of the amounts deferred, then a partial lump sum payment shall be paid no sooner than thirty (30) nor later than sixty (60) days following the first date that Participant has reached Normal Retirement Date and is no longer in Standard's full time employ. The partial lump sum payment


Page 14 - Amended and Restated Deferred Compensation Plan shall consist of the amounts deferred, and matching credits applicable thereto, as to which a lump sum payment was elected pursuant to Paragraph 4.3, adjusted for Net Adjustments. The balance of the Total Deferred Compensation shall be paid as provided in Paragraph 4.3(a), with such balance being treated as the Total Deferred Compensation for purposes of Paragraph 4.3(a).

          (d) In the event Participant has not made an election designating either a lump sum payment or installment payment pursuant to this Paragraph 4.3, payment shall be made under the installment method as set forth in Paragraph 4.3(a).

     4.4  Withholding. Payments hereunder are subject to any requirement of
          -----------
withholding imposed by federal, state or local law. The decision of the Board shall be final with respect to a determination of the application of any withholding requirements and computation of amounts withheld.

     4.5  De Minimus Distribution. In the event that payments are to be made
          -----------------------
under the installment method, and at the time the installment payments payable to a Participant commence, or at any time thereafter, the amount of each such payment is less than $100, the unpaid balance of the Total Deferred Compensation, adjusted for Net Adjustments, payable to such Participant shall be paid in a single lump sum payment even though the Participant has not elected a lump sum payment.


Page 15 - Amended and Restated Deferred Compensation Plan

                           ARTICLE V. Miscellaneous
                           ------------------------

     5.1  Questions Determined by Board. In the event of any questions or
          -----------------------------
dispute as to retirement from full-time employment, the date of commencement of such retirement, what constitutes total and permanent disability, the date of commencement of such disability, the date of death of a Participant or of a Participant's spouse, the identity or interests of various persons in the residual portion of a Participant's estate, or any other provisions herein, the decision of a majority of the Board shall be binding on all interested parties.

     5.2  Non-Alienation of Payments. No Participant, spouse, legatee, or
          --------------------------
residuary legatee, as the case may be, or heir or any other person, shall have the right to commute, encumber, assign, transfer, pledge or otherwise anticipate or dispose of the right to receive payments hereunder.

     5.3  No Trust Created; Unsecured Creditors. Notwithstanding anything herein
          -------------------------------------
contained to the contrary, no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind or fiduciary relationship between Standard and the Participants, their designated beneficiaries or any other persons. Any deferred funds shall continue for all purposes to be part of the general assets of Standard, subject to the claims of Standard's creditors, and Standard shall in no way be restricted with regard to the controls, investment and use of such funds. To the extent that any person acquires the right to receive payment from Standard


Page 16 - Amended and Restated Deferred Compensation Plan under this Plan, such right shall be no greater than the right of any unsecured general creditor of Standard.

     5.4  Plan Interpretation. All of the terms and provisions of this Plan
          -------------------
shall be interpreted and applied so as to qualify the amounts deferred hereunder as deferred compensation, not taxable to Participants until paid to them pursuant to the Plan. In the event that any of the terms and provisions cannot be so interpreted and applied, such terms and provisions shall be null and void; all other provisions shall be given effect separately therefrom and continue in full force and effect.

     5.5  Non-Guarantee of Employment. Nothing contained herein shall be
          ---------------------------
construed as conferring upon a Participant the right to continue in the employ of Standard as an executive or in any other capacity. Standard may terminate the employment of any Participant at any time the Board determines such termination to be for the benefit of the company.

     5.6  Effect on Other Benefits. Any deferred compensation or other amounts
          ------------------------
payable provided for under this Plan shall not be deemed salary or other compensation to the Participant for the purpose of computing benefits to which the Participant may be entitled under the Standard Retirement Trust Home Office Personnel or any other qualified benefit Plan of Standard.

     5.7  Governing Law. This Plan shall be construed in accordance with and
          -------------
governed by the laws of the state of Oregon.


Page 17 - Amended and Restated Deferred Compensation Plan

     5.8  Section Headings. The headings of this Plan have been inserted for
          ----------------
convenience of reference only and are to be ignored in any construction of the provisions hereof.

                         ARTICLE VI. Amendment of Plan
                         -----------------------------

     6.1  Amendment. The Plan may be amended in whole or in part from time to
          ---------
time by the Board.

     6.2  Notice of Amendment. Notice of every such amendment shall be given in
          -------------------
writing to each Participant and, with respect to a deceased Participant, to the person or persons entitled to payment under Paragraph 4.1(d), provided that notice shall not be required to be given if the Total Deferred Compensation, adjusted for Net Adjustments, of such Participant has been paid.

     6.3  Effective Date. This Amended and Restated Deferred Compensation Plan
          --------------
for Senior Office Management Group shall be effective as of December 31, 1994.

Dated:  December 28, 1994


                         STANDARD INSURANCE COMPANY


                         By: /s/ Ronald E. Timpe
                             ---------------------------------
                             Ronald E. Timpe, President



Page 18 -  Amended and Restated Deferred Compensation Plan

                          AGREEMENT TO PARTICIPATE IN
                        DEFERRED COMPENSATION PLAN FOR
                        SENIOR OFFICER MANAGEMENT GROUP



     THIS AGREEMENT is part of and governed by that Deferred Compensation Plan for Senior Officer Management Group adopted by the Board of Directors of STANDARD INSURANCE COMPANY on September 27, 1976 and amended and restated as of December 31, 1994 ("the Deferred Compensation Plan").

     THIS AGREEMENT is made by and between STANDARD INSURANCE COMPANY, a life insurance company organized and existing under the laws of the State of Oregon (hereinafter referred to as "Standard"), and _________________________________
(hereinafter referred to as "Employee"), as follows:

     1. Standard hereby employs Employee with duties as provided by the Bylaws and Board of Directors.

     2. Employee shall be entitled to Minimal Annual Salary as compensation for services.

     3. In addition to the Minimal Annual Salary as aforesaid, Employee shall be entitled to a deferral of compensation in an amount of _ percent (_%) of his fixed annual salary. For purposes of this Agreement, "fixed annual salary" refers to that portion of the Minimal Annual Salary which is payable in equal semi-monthly installments for the period commencing January 1, 1995 and ending December 31, 1995. This deferral shall be called the mandatory amount. The percentage figure used to determine the mandatory amount may be changed from time to time by action of the Board of Directors. For purposes of this paragraph, fixed annual salary shall not include payroll taxes and fringe benefits, but shall include any payments made on account of disability in lieu of salary in whole or in part.

         In the event of a change in Employee's fixed annual salary, the mandatory amount becoming due thereafter shall be adjusted upwards or downwards so that the mandatory amount shall bear the same ratio (%) to the mandatory amount prior to the adjustment as the amount of salary after the change bears to the amount of salary prior to the change.

     4. Employee shall also be entitled to defer amounts from his Minimal Annual Salary pursuant to the Deferred Compensation Plan. A deferral under this paragraph shall be called the elective amount.


Page 19 - Amended and Restated Deferred Compensation Plan

     5. Pursuant to the Deferred Compensation Plan, Standard shall maintain in its records a separate memorandum account of the compensation herein deferred for Employee.

     6. Pursuant to the Deferred Compensation Plan, as to each elective deferral Standard shall credit to the separate Memorandum Account maintained for Employee an amount equal to 4 1/2,% of the elective amount deferred.

     7. All of the terms and conditions of the Deferred Compensation Plan are hereby incorporated by reference.

     8.  This Agreement is irrevocable.

     9. This Agreement shall bind the heirs, executors, administrators or other successors in interest of the parties.

EXECUTED this ____ day of December, 1994.


                                   STANDARD INSURANCE COMPANY


                                   By: ______________________________
                                       Ronald E. Timpe, President


                                   By: ______________________________
                                       Ivy E. Lenz, Secretary


                                   By: ______________________________
                                       Employee



Page 20 -  Amended and Restated Deferred Compensation Plan